First Northwest Bancorp

NASDAQ: FNWB

Second Annual
Shareholders Meeting
November 8, 2016

Welcome

- Call to order
- Notice of meeting
- Appointment of Inspector of Election
- Description of proposals
- Proceed to vote
- Report on 2016
- Results of vote
- Adjournment

Proposals

I. Election of Directors
II. Advisory vote on the approval of executive compensation
III. Ratification of appointment of Moss Adams LLP as the Company's independent auditor for 2017

Preliminary results will be announced following the vote.

Safe Harbor Statement

Forward-Looking Statements

Certain matters discussed in this presentation constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, are based on certain assumptions and are generally identified by the use of words such as "believes," "expects," "anticipates," "estimates" or similar expressions. Forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements due to, among other things, the following factors: changes in general economic conditions; the credit risks of our lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values changes in the secondary market demand for loans originated for sale; management's assumptions in determining the adequacy of the allowance for loan losses; our ability to control operating costs and expenses, especially new costs associated with our operation as a public company; whether our management team can implement our operational strategy; our ability to successfully integrate any newly acquired assets, liabilities, customers, systems, and management personnel into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; our success in opening new branches: increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the levels of general interest rates, and the relative differences between short and long-term interest rates, deposit interest rates, our net interest margin and funding sources; increased competitive pressures among financial services companies; our ability to attract and retain deposits; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth in compliance with regulatory requirements; results of examinations by the Washington State Department of Financial Institutions, Department of Banks (DFI), the Federal Deposit Insurance Corporation (FDIC), Federal Reserve Bank of San Francisco, or other regulatory authorities, legislative or regulatory changes that may affect our business, including the effects of the Dodd-Frank Act and Basel III, changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices adopted by financial institutions regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments; inability of key third-party vendors to perform their obligations; and other economic, competitive, governmental, regulatory and technical factors affecting our operations, pricing, products and services and other risks described elsewhere in our filings with the Securities and Exchange Commission. These developments could have an adverse impact on our financial position and our results of operations. Any forward-looking statements are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included or incorporated by reference in this document or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this presentation might not occur, and you should not put undue reliance on any forward-looking statements.

Strategic Plan and Performance

2016 accomplishments

- Geographic diversification
- Earning asset diversification
- Technology Initiatives
- Company performance

2017 challenges

- Improve earnings
- Manage excess liquidity
- Manage excess capital
- Continue product and geographic diversification
- Cost associated with geographic expansion, technology and regulatory environment

Leadership
Board of Directors

Name	Board Title	Director Since[1]
Stephen E. Oliver	Chairman of the Board	2001
David A. Blake	Vice Chairman of the Board	2005
Lloyd J. Eisenman	Director	1985
David T. Flodstrom	Director	2002
Laurence J. Hueth	Director President and Chief Executive Officer	2010
Jennifer Zaccardo	Director	2011
Cindy H. Finnie	Director	2012
Norman J. Tonina Jr.	Director	2013
Craig A. Curtis	Director	2014
Dana D. Behar	Director	2015

[1] Includes service on First Federal Savings & Loan Association Board of Directors.

Leadership

Senior Management Team

Name	Title	Years with Company[1]	Years in Industry
Larry Hueth	President and Chief Executive Officer	7	32
Regina Wood	EVP, Chief Financial Officer	10	10
Kelly Liske	EVP, Chief Banking Officer	10	21
Chris Donohue	EVP, Chief Credit Officer	3	38
Jeff Davis	EVP, Chief Operations Officer	2	31
Joyce Ruiz	SVP, Chief Administrative Officer	11	11
Brett Bies	SVP, Chief Information Officer	5	5
Derek Brown	SVP, Director of Human Resources	0	16

[1] Includes service with First Federal Savings & Loan Association.

Economic Conditions



August 2016
County unemployment rates, not seasonally adjusted
Whatcom 6.3%
San Juan 3.9%
Skagit 6.7%
Island 6.0%
Clallam 7.6%
Snohomish 4.4%
Jefferson 7.2%
Kitsap 5.9%
King 3.9%
Grays Harbor 8.8%
Mason 8.4%
Pierce 6.5%
Thurston 5.9%
Pacific 7.6%
Lewis 8.2%
Cowlitz 7.6%
Skamania 6.6%
Wahkiakum 8.4%
Clark 6.5%
Legend
6.0% or less
6.1% to 7.0%
7.1% to 8.0%
8.1% or greater

2016 distressed areas[1]		
	Three-year average unemployment rate (Jan 2013 -Dec 2015) (not seasonally	Distressed area: unemployment rate greater than or equal to 7.5%
Washington State	**6.30%**	
Clallam County	8.70%	Yes
Jefferson County	8.20%	Yes
Kitsap County	6.30%	
Whatcom County	6.60%	
Skagit County	7.50%	Yes
Snohomish County	5.30%	
King County	4.70%	
Pierce County	7.20%	
Thurston County	6.70%	
Mason County	8.70%	Yes
San Juan County	5.30%	
Island County	6.70%	

[1] Prepared in cooperation with the Federal Bureau of Labor Statistics

Source: Employment Security Department Washington State
esd.wa.gov

Olympic Peninsula
Economic Conditions


Nonfarm industry employment, not seasonally adjusted, in Clallam County (Port Angeles MSA)
23,500
23,000
22,500
22,000
21,500
21,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2014
2015
2016


Nonfarm industry employment, not seasonally adjusted, in Jefferson County
8,600
8,400
8,200
8,000
7,800
7,600
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2014
2015
2016

While employment has improved over the last three years in Clallam and Jefferson counties, the combined nonfarm jobs total less than 32,000.

Source: Employment Security Department Washington State
esd.wa.gov

Expansion Market
Economic Conditions



Nonfarm industry employment, not seasonally adjusted, in
Kitsap County (Bremerton MSA)
92,000
90,000
88,000
86,000
84,000
82,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2014
2015
2016



Nonfarm industry employment, not seasonally adjusted, in
Whatcom County (Bellingham MSA)
92,000
90,000
88,000
86,000
84,000
82,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2014
2015
2016

Nonfarm jobs exceeds 82,000 in both Kitsap and Whatcom counties.

Source: Employment Security Department Washington State
esd.wa.gov

Locations

Olympic Peninsula

Port Angeles (4)

- Administration (T)
- Downtown (T)
- Sixth Street
- Eastside

Sequim (2)

- Sequim Avenue
- Sequim Village

Forks

Port Townsend

Puget Sound Expansion

- ✓ Silverdale
- ✓ Bellingham
- ✓ Bellingham/Fairhaven

Mortgage Loan Center

- ✓ Seattle

(T) – Technology service location using Interactive Teller Machines (ITMs)



Bellingham
Bellingham
Salish Sea
Port Angeles
Port Angeles
Port Angeles
Sequim
Sequim
Port Townsend
Forks
Silverdale
Seattle Lending Center
bing

Balance Sheet Assets

Fiscal year to date periods as of June 30
Quarter end September 30, 2015 and 2016



Total Assets
$ in millions
$1,075
$1,025
$975
$925
$875
$825
$775
$725
$771.9
$784.5
$795.3
$936.8
$1,010.1
$958.1
$1,048.5
2012
2013
2014
2015
2016
Sep-15
Sep-16



Investment Securities
$ in millions
$400
$350
$300
$250
$200
$150
$275.5
$264.4
$232.2
$360.6
$323.9
$378.1
$302.0
2012
2013
2014
2015
2016
Sep-15
Sep-16
Investment Securities AFS
Investment Securities HTM

Period	Loans to Assets	Investments to Assets
2012	51.9%	35.7%
2013	57.3%	33.7%
2014	62.4%	29.2%
2015	52.1%	38.5%
2016	61.4%	32.1%
Sep-15	51.9%	39.5%
Sep-16	63.3%	28.8%



Loans Receivable, net
$ in millions
$725
$675
$625
$575
$525
$475
$425
$375
$400.7
$449.4
$496.2
$487.9
$619.8
$497.3
$664.1
2012
2013
2014
2015
2016
Sep-15
Sep-16

Loan Portfolio Diversification

Fiscal year to date periods as of June 30


2016
Home Equity 5%
Other Consumer 2%
Commercial Real Estate 26%
Multifamily 7%
Construction and Land 8%
Commercial Business 3%
Single Family Residential 49%


2015
Other Consumer 2%
Commercial Real Estate 25%
Home Equity 7%
Multifamily 7%
Single Family Residential 52%
Construction and Land 4%
Commercial Business 3%

Loan Geographic Diversification

Fiscal year to date periods as of June 30


2016
Other States
8%
Other
Washington
4%
North Olympic
Peninsula
47%
Puget Sound
41%


2015
Other States
7%
Other
Washington
4%
Puget Sound
32%
North Olympic
Peninsula
57%

Asset Quality and Reserves

Fiscal year to date periods as of June 30
Quarter end September 30, 2015 and 2016



Nonperforming Assets to Total Assets
1.7%
1.5%
0.9%
0.8%
0.3%
0.5%
0.3%
2012
2013
2014
2015
2016
Sep-15
Sep-16



Nonperforming Loans to Total Loans
2.5%
2.2%
1.2%
1.0%
0.5%
0.8%
0.4%
2012
2013
2014
2015
2016
Sep-15
Sep-16



ALLL to nonperforming loans
72.8%
80.8%
135.3%
145.6%
222.3%
186.5%
268.1%
2012
2013
2014
2015
2016
Sep-15
Sep-16



ALLL to total loans
1.8%
1.7%
1.6%
1.4%
1.2%
1.4%
1.2%
2012
2013
2014
2015
2016
Sep-15
Sep-16

Balance Sheet Liabilities

Fiscal year to date periods as of June 30
Quarter end September 30, 2015 and 2016


Deposits
$ in millions
$825
$775
$725
$675
$625
$575
$525
$583.2
$595.0
$600.4
$647.2
$723.3
$666.9
$776.3
2012
2013
2014
2015
2016
Sep-15
Sep-16


Borrowings
$ in millions
$110
$100
$90
$80
$70
$60
$50
$100.0
$100.0
$105.1
$90.0
$80.7
$89.9
$75.1
2012
2013
2014
2015
2016
Sep-15
Sep-16

Period	Loans to Deposits
2012	68.7%
2013	75.5%
2014	82.6%
2015	75.4%
2016	85.7%
Sep-15	74.6%
Sep-16	85.5%

Deposit Product Diversification

Fiscal year to date periods as of June 30



2016
Certificates of Deposit 22%
Noninterest bearing checking 15%
Interest bearing checking 14%
Savings 13%
Money Market 36%



2015
Certificates of Deposit 23%
Noninterest bearing checking 12%
Interest bearing checking 17%
Savings 13%
Money Market 35%

Deposit Geographic Diversification

Fiscal year to date periods as of June 30


2016
Kitsap
5%
Whatcom
2%
Jefferson
15%
Clallam
78%


2015
Kitsap
4%
Jefferson
14%
Clallam
82%

Balance Sheet Equity

Fiscal year to date periods as of June 30
Quarter end September 30, 2015 and 2016



FNWB Equity
$ in millions
$250
$200
$150
$100
$50
$-
$77.3
$78.6
$81.0
$190.7
$189.7
$192.3
$189.3
2012
2013
2014
2015
2016
Sep-15
Sep-16



Bank Regulatory Capital Ratios
September 30, 2016
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
5.0%
13.8%
6.5%
20.0%
8.0%
20.0%
10.0%
21.2%
Tier 1 / total adjusted assets
Common Equity Tier 1 Capital to risk-weightged assets
Tier 1 Capital to risk-weightged assets
Total Capital to risk-weightged assets



FNWB Regulatory Capital Ratios
September 30, 2016
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
5.0%
18.5%
6.5%
27.8%
8.0%
27.8%
10.0%
29.0%
Tier 1 / total adjusted assets
Common Equity Tier 1 Capital to risk-weightged assets
Tier 1 Capital to risk-weightged assets
Total Capital to risk-weightged assets

Earnings

Fiscal year to date periods as of June 30
Quarter end September 30, 2015 and 2016



Net Interest Income
$ in millions
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$19.8
$19.8
$21.8
$22.9
$27.4
$6.3
$7.4
2012
2013
2014
2015
2016
Sep-15
Sep-16



Noninterest Income
$ in millions
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$5.4
$5.6
$5.0
$4.7
$6.2
$1.3
$1.4
2012
2013
2014
2015
2016
Sep-15
Sep-16



Noninterest Expense
$ in millions
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$21.0
$21.2
$22.1
$33.0
$27.9
$5.9
$7.5
2012
2013
2014
2015
2016
Sep-15
Sep-16



Net Income (Loss)
$ in millions
$5.0
$2.5
$0.0
-$2.5
-$5.0
-$7.5
-$2.0
$2.3
$2.7
-$5.1
$4.0
$1.2
$0.7
2012
2013
2014
2015
2016
Sep-15
Sep-16

Earnings

Fiscal year to date periods as of June 30
Quarter end September 30, 2015 and 2016


ROAA
0.60%
0.40%
0.20%
0.00%
-0.20%
-0.40%
-0.60%
-0.80%
2012
2013
2014
2015
2016
Sep-15
Sep-16
-0.26%
0.30%
0.34%
-0.58%
0.41%
0.52%
0.26%


ROAE
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
-5.00%
2012
2013
2014
2015
2016
Sep-15
Sep-16
-2.52%
2.94%
3.33%
-3.92%
2.09%
2.56%
1.37%


EPS
$0
$0
$0
$0
$-
$(0)
$(0)
$(0)
$(0)
$(1)
EPS Not Applicable
2012
2013
2014
2015
2016
Sep-15
Sep-16
$(0.42)
$0.33
$0.10
$0.06

Stock Price

First Northwest Bancorp

- IPO January 2015 at $10.00/Share
- NASDAQ Global Select Market: FNWB

First Northwest Bancorp - Stock Price



FNWB ($) (+34.80%)
Stock Price
15
14
13
12
11
10
9
Mar 2015
May 2015
Jul 2015
Sep 2015
Nov 2015
Jan 2016
Mar 2016
May 2016
Jul 2016
Sep 2016
Nov 2016
Thousands
5,000
4,000
3,000
2,000
1,000
0
FNWB-Vol

First Northwest Bancorp (NASDAQ: FNWB)

Period Ended	6/30/2015	6/30/2016	9/30/2016
Per Share Information ($)			
Common Shares Outstanding (actual)	13,100,360	12,676,660	12,967,346
Avg Diluted Shares (actual)	12,049,621	12,049,621	11,833,505
Basic Book Value per Share	14.56	14.97	14.60

52 Week	
High ($) 12/31/15	$ 14.26
Low ($) 02/11/16	$ 11.99

Adjournment

Thank You